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                                           ***Text Omitted and Filed Separately
                                           Confidential Treatment Requested
                                           Under 17 C.F.R. Sections 200.80(b)(4)
                                           And 240.24b-2

                                                                   EXHIBIT 10.59

                               SECOND AMENDMENT TO
                                SUPPLY AGREEMENT

      This Second Amendment ("Second Amendment") is made and entered into as of August 31, 2004 ("Amendment Effective Date") by and between GEN-PROBE INCORPORATED, a Delaware corporation, having a principal place of business at 10210 Genetic Center Drive, San Diego, California, 92121-4362 ("Gen-Probe") and ROCHE DIAGNOSTICS GmbH, having a principal place of business at Roche Applied Science, Sandhofer StraBe 116, D-69305 Mannheim, Germany ("Roche") (collectively, "Parties").

                                    RECITALS

      Roche and Gen-Probe entered into a Supply Agreement effective March 5, 1998 ("Agreement") which was subsequently amended by the First Amendment to Supply Agreement having an effective date of February 21, 2001 ("Amendment").

      The Parties now wish to further amend the Agreement and the Amendment.

      NOW, THEREFORE, in consideration of the mutual obligations in this Second Amendment, the Parties agree as follows:

                                      TERMS

1. Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Agreement, as amended, and shall be interpreted as of the original date of that Agreement.

2. Section 4.1 (a) of the Agreement is deleted in its entirety and replaced with the following:

   Fixed Prices to be paid by GEN-PROBE for the Products are specified in Attachment B through December 31, 2005, and are contingent upon current specifications and acceptance criteria as described in Attachment A.

3. Attachment B of the Agreement is deleted in its entirety and replaced with Attachment B attached hereto.

4. Attachment C of the Agreement is deleted in its entirety and replaced with Attachment C attached here.

5. All other terms and conditions of the Agreement shall remain in full force and effect.

6. Facsimile signatures are deemed equivalent to original signatures for purposes of this Agreement.

7. This Second Amendment is effective on the Amendment Effective Date.

      IN WITNESS WHEREOF, the Parties have executed this Second Amendment by their duly authorized representatives.

GEN-PROBE INCORPORATED           ROCHE DIAGNOSTICS GMBH

   /s/ Henry L. Nordhoff             /s/ signatures illegible
------------------------         ---------------------------------------------
Henry L. Nordhoff                Name:
President & CEO                  Title:  Legal Counsel   SVP Global Marketing

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                            ATTACHMENT B, CATEGORY A

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                            ATTACHMENT B, CATEGORY B

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                            ATTACHMENT C, CATEGORY A

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